                   PROFESSIONAL SERVICES AND SUPPORT AGREEMENT


         THIS PROFESSIONAL SERVICES AND SUPPORT AGREEMENT is entered into effective as of the 1st day of December, 1995 by OPTICARE EYE HEALTH CENTERS, INC. ("OptiCare"), a Connecticut corporation, with its principal office in Waterbury, Connecticut, and OPTICARE P.C., a Connecticut professional corporation having its principal place of business at 87 Grandview Avenue, Waterbury, Connecticut ("Professional Corporation").

                              W I T N E S S E T H :

         WHEREAS, the Professional Corporation is a Connecticut professional corporation engaged in the practice of medicine and surgery through the work of ophthalmologists, optometrists, nurses and others who are either employed by the Professional Corporation or under contract with it to provide medical or surgery services, and who are duly licensed under the laws of the State of Connecticut (hereinafter the "Medical Staff");

         WHEREAS, OptiCare is in the business of operating comprehensive integrated eye health centers and eye health provider networks, including the administration, support, and contracting for ophthalmology practices and services, optometry practice and services, ambulatory surgery centers, retail eye wear sales and fitting services, and eye wear manufacturing (collectively, the "Business"); and

         WHEREAS, OptiCare desires to have Professional Corporation, through its Medical Staff, provide the medical services necessary to support OptiCare's Business on an exclusive basis for ophthalmology and optometry services, and Professional Corporation desires to provide such services, through its Medical Staff, exclusively for patients of OptiCare.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions contained herein, the parties hereby agree as follows:

         1. SERVICES AGREEMENT. The parties hereby agree to provide the following services subject to the terms of this Agreement (referred to herein as the "Services Agreement"). References herein to the "Practice" are to the combined medical and business operations of the Professional Corporation and its Medical Staff.

         2. DUTIES OF THE PROFESSIONAL CORPORATION AND THE MEDICAL STAFF. During the term of this Services Agreement, the Professional Corporation and the Medical Staff shall, at the Professional Corporation's expense:

         (a) devote substantially all of the Medical Staff's professional time and efforts to providing professional medical services at the offices of OptiCare set forth in Schedule A attached hereto, which Schedule may be amended by OptiCare from time to time. Such professional medical services shall be in the fields of ophthalmology and optometry, and such other areas of medicine requested by OptiCare and within the professional qualifications and capabilities of the Professional Corporation and its Medical Staff;

         (b) establish and implement medical practice standards, policies and protocols, and provide medical services, at least consistent with generally accepted professional standards for practice of ophthalmology and optometry, respectively, including those recommended for the practice of ophthalmology from time to time by the American Board of Ophthalmology, and in compliance with all credentialing, quality assurance, practice standardization, risk management, access, and/or utilization management programs, criteria and procedures which OptiCare and Professional Corporation may mutually adopt, and/or with which OptiCare is obligated to comply as part of its Business, including without limitation, any such programs, criteria or procedures required by third-party payers with whom OptiCare contracts, governmental agencies and accrediting bodies;

         (c) comply with all applicable provisions of the law and of the rules and regulations of all governmental authorities relating to licensing and the regulation of physicians, nurses and other licensed professionals on the Medical Staff and the delivery of professional medical services by the Medical Staff;

         (d) recommend the types and amounts of equipment and supplies to be purchased by OptiCare for the use of the Practice and comply with all inventory and ordering procedures and systems established by OptiCare to ensure that reasonable inventories are available;

         (e) cooperate and assist OptiCare in all Practice budget, compensation, billing and collection matters and make recommendations to OptiCare concerning such matters;

         (f) develop training guidelines and provide training and supervision of the Medical Staff rendering professional services to OptiCare, including, without limitation, providing professional supervision of nurses, technicians and other personnel rendering services to the Practice, all as required by applicable law or the conditions of participation of third-party payors;

         (g)   cooperate with OptiCare in dealing with third-party payers;

         (h) submit accurate and complete data required for the billing and collection by OptiCare of fees for professional services provided by Medical Staff;

         (i) keep accurate and complete medical records of the professional medical services performed by the Medical Staff;

         (j) monitor utilization and quality of services and notify OptiCare promptly of, and cooperate with OptiCare in, implementing all necessary steps to remedy any and all deficiencies in the efficiency or quality of the medical care provided;

         (k) cooperate with OptiCare in its obtaining professional liability insurance for the Practice, and in OptiCare's handling of the defense and settlement of all claims made against such insurance, including, without limitation, promptly notifying OptiCare in writing upon: (A) the making of a claim or institution of a lawsuit against the Professional Corporation or any member of the Medical Staff relating in any way to services provided pursuant to this Services Agreement; and (B) the filing of a complaint against the Professional Corporation or any member of the Medical Staff with any governmental agency or disciplinary board, or the loss, suspension or voluntary relinquishment of any license or permit held by any member of the Medical Staff necessary to the performance of such member's duties for the Practice, or the cancellation or termination of his or her professional liability coverage; and

         (1) obtain all legal services required by the Professional Corporation in connection with the Practice including, without limitation, engaging counsel (counsel shall be reasonably acceptable to OptiCare), supervising counsel's engagement and controlling fees.

         3.    STAFFING AND HOURS OF OPERATION.

         (a) The Professional Corporation shall cause each office and facility of OptiCare to be adequately staffed with appropriately trained and licensed medical personnel for full operation at hours established by OptiCare in its discretion.

         (b) Professional medical services furnished hereunder shall be provided only by Medical Staff members who meet the requirements of this Services Agreement for rendering professional services to OptiCare, and who are either (i) employed by the Professional Corporation, or (ii) under written contract with the Professional Corporation to provide professional medical services, and who agree in writing to comply with the provision of this Services Agreement. Each such Medical Staff member shall:

               (i) provide clinical services consistent with generally accepted professional medical standards and the requirements of this Services Agreement;

               (ii) (as to ophthalmologists only) be certified by the American Board of Ophthalmology or be eligible by training and experience to be certified by such organization; and

               (iii) be appropriately licensed to practice in the jurisdiction(s) in which such member provides medical services.

         (c) The Professional Corporation shall be responsible for hiring or entering into contracts with sufficient medical personnel to ensure that the Medical Staff is adequate to meet the Professional Corporation's obligations under this Services Agreement.

         (d) The Professional Corporation, and each of the ophthalmologists and optometrists on the Medical Staff employed by the Professional Corporation, shall enter into an Employment Agreement (the "Employment Agreement") in the form of and containing the terms and conditions set forth in Schedule B-l, B-2 or B-3 (as applicable) attached hereto. Ophthalmologists and optometrists on the Medical Staff but not employees of the Professional Corporation, shall enter into a written professional services agreement ("Professional Services Contract") mutually acceptable to the Professional Corporation and OptiCare. The Professional Corporation shall have the right, after consulting with OptiCare and considering its recommendation, to terminate the Employment Agreement or Professional Services Contract of a member of the Medical Staff, subject to the terms and procedural requirements, if any, of the applicable Employment Agreement or Professional Services Agreement.

         4. DUTIES OF OPTICARE. During the term of this Services Agreement, OptiCare shall, at its expense:

         (a) provide appropriate facilities within OptiCare's offices, on a gross basis, for use by the Professional Corporation and the Medical Staff (upon recommendation of the Professional Corporation but in the final discretion of OptiCare), including common areas, maintenance and utilities;

         (b)   provide technical and Practice support services;

         (c) negotiate, enter into and administer contracts on behalf of the Business and on behalf of the Professional Corporation as reasonably necessary or desirable in connection with the terms, content and scope of services rendered and to be rendered by the Business to third parties;

         (d) provide all accounting, bookkeeping, and accounting control services relating to the Practice, including, without limitation, development of a system of accounts, preparation of monthly financial statements, development of accounting procedures and controls, and assisting any outside auditors;

         (e) provide billing and collection services for all Professional Services rendered by the Professional Corporation as provided herein, consistent with the provisions of Section 5 hereof;

         (f) apply for and maintain in the Professional Corporation's name, any filings, licenses, permits, notices or other documents required by applicable governmental entities for the practice of medicine by the Professional Corporation;

         (g) purchase professional liability (malpractice) and other customary and reasonable types of insurance for the Practice, with limits, deductibles and co-payment levels mutually agreed to by OptiCare and the Professional Corporation, and handle the defense and settlement of all claims made against such insurance with the advice, cooperation and assistance of the Professional Corporation and the Medical Staff. Upon reasonable request, OptiCare will furnish the Professional Corporation with certificates demonstrating the type and terms of insurance coverage in effect; and

         (h) except when the parties may otherwise agree, OptiCare shall have the exclusive authority to negotiate and administer, after consultation with the Professional Corporation regarding reimbursement and service rates, all contracts with third party payers, employer groups, joint venturers and others for the provision of medical services, including, without limitation, all provider agreements, managed care agreements, network rental or access agreements, and all capitation and reimbursement agreements, each of which agreements shall be entered into by and be held in the name of OptiCare, or in the name of an affiliate of OptiCare, unless prohibited by law.

         5.    BILLING AND COLLECTION.

         (a) It is agreed that only OptiCare shall bill, collect and receive payment for medical services rendered by the Medical Staff of the Professional Corporation. OptiCare submit, in OptiCare's own name, all claims and other documents necessary or appropriate for making claims for such services, to collect, receive payment of, receipt for and give discharges and releases of all claims for such medical services; to make demand with respect to, settle, compromise and adjust such claims; and to commence and prosecute in OptiCare's name or in the name of the Professional Corporation or any member of the Medical Staff, any suit, action or proceeding to collect any such claims. OptiCare will use commercially reasonable efforts to properly and promptly perform such duties. In performing such duties, OptiCare shall have the right, after giving reasonable notice, to inspect and copy the records of the Professional Corporation relating to the medical services rendered by the Professional Corporation and its Medical Staff, subject to applicable law. The Professional Corporation shall ensure that each member of the Medical Staff shall submit timely, accurate and complete billing information to OptiCare in compliance with all applicable laws, regulations, policies and practices governing payment for medical services rendered by the Professional Corporation.

         (b) The Professional Corporation shall indemnify and save OptiCare harmless from and against any and all losses, damages, claims, fines, penalties, assessments and other expenses (including attorneys' fees and disbursements) arising out of or in connection with the failure of the Professional Corporation, or any member of the Medical Staff, to comply with the foregoing provision. This provision shall survive termination of this Services Agreement.

         (c) OptiCare shall indemnify and save the Professional Corporation harmless from and against any and all losses, damages, claims, fines, penalties, assessments and other expenses

(including attorneys' fees and disbursements) arising out of or directly resulting from the willful failure of OptiCare, to perform its obligations as described in paragraph 5(a) above. This provision shall survive termination of this Services Agreement.

         6.    MEDICAL STAFF CONSULTATION.

         (a) The Medical Staff will, on a regular basis, consult with the Quality Assurance Committee of the Professional Corporation on all medical issues in the Practice.

         (b) The Professional Corporation and the Medical Staff will, on a regular basis, consult with and report to an individual or individuals designated by OptiCare on all non-medical matters in the Practice.

         (c) OptiCare will assist the Professional Corporation in monitoring the utilization and quality of services provided by the Medical Staff and assist the Professional Corporation in implementing any steps necessary to remedy any and all deficiencies in the quality of medical care provided.

         7.    BOOKS AND RECORDS.

         (a) The Professional Corporation shall be the keeper and custodian of all records pertaining to medical services and care rendered in connection with the Practice, and shall be the owner of all other records of the Practice. The records pertaining to medical services and care shall at all times be freely available for the use of the Medical Staff while in the employ of the Professional Corporation; provided, however, that such medical records may not be removed from the Practice without OptiCare's prior written consent unless directed by the applicable patient. The Professional Corporation shall be responsible for proscribing the content of the medical records maintained for the Practice, consistent with applicable law, rules and regulations, and consistent with the information and documentation requirements of third-party payers with whom OptiCare contracts, and all applicable accrediting bodies. The Professional Corporation shall adhere to the record retention and destruction policies and procedures adopted by OptiCare, in consultation with the Professional Corporation, for such medical and other records.

         (b) The Professional Corporation shall not disclose information relating to the patients of the Practice, or the medical or other records related to such patients, to third persons other than the management of OptiCare, or such governmental or private accreditation or licensing bodies or third party reimbursement agencies with whom OptiCare has directed the Professional Corporation to deal, unless the patient shall have given his/her written consent for the release of the information or unless otherwise required by law. The foregoing shall be deemed to include patients' records and all other information and records kept in the normal operation of the Practice.

         8.    PAYMENT OF SERVICE CHARGES.

         (a) As consideration for the professional services to be provided by the Professional Corporation under this Agreement, OptiCare shall pay to the Professional Corporation compensation in accordance with the Professional Corporation's annual compensation plan for each year, as mutually agreed to by the Professional Corporation and OptiCare, minus expenses reasonably and properly incurred during such year by the Professional Corporation in the conduct of the Practice pursuant to its obligations under Section 2 of this Services Agreement and which expenses are consistent with the Professional Corporation's operating budget for the year mutually agreed to by the Professional Corporation and by OptiCare.

         (b) Such compensation shall be paid by OptiCare to the Professional Corporation on a monthly or other mutually acceptable periodic basis, with an annual settlement based upon actual fees and expenses, made within a reasonable time after the end of each calendar year. Payment of compensation shall be made by deposit in an account to be designated by the Professional Corporation.

         9.    INDEPENDENT CONTRACTOR.

         (a) In the performance of their respective duties under this Services Agreement, the Professional Corporation and its Medical Staff shall at all times be acting and performing collectively as independent contractors with OptiCare. Without limiting the generality of the foregoing, neither OptiCare nor any of its affiliates shall in any particular instance exercise any control or direction over the medical methods, procedures and practices utilized by the Professional Corporation and its Medical Staff either in the performance of their medical duties or in the provision of medical services and care hereunder, or interfere in the medical judgment of the Medical Staff, or cause the Medical Staff to do or take any action which would be inconsistent with their physician-patient responsibilities.

         (b) Nothing contained in this Services Agreement shall be construed to constitute OptiCare as responsible for any professional liability or other obligations of the Professional Corporation or its Medical Staff

         10.   COVENANT NOT TO COMPETE.

         (a) During the term hereof and for two (2) years after the termination hereof, the Professional Corporation will not, without the prior written consent of OptiCare, do any of the following with respect to a Competitive Business: (a) directly or indirectly engage in, (b) have an interest in (whether as a proprietor, partner, investor, shareholder, officer, director, manager or any type of principal whatsoever), (c) enter the employment of, or act as the agent for, or the advisor or consultant to, or (d) enter into an agreement to provide ophthalmology or optometry services to or for a Competitive Business. For purposes of this Section, the term "Competitive Business" shall mean any person, firm, partnership, association, corporation or business organization, entity or enterprise which is or is about to operate any business which provides ophthalmology or optometry services, or any business which competes with the Business as conducted by OptiCare as of the date this Services Agreement terminates, within the Counties of New Haven, Litchfield, Hartford, Fairfield, Middlesex, New London, Tolland, or Windham, or otherwise within the State of Connecticut.

         (b) The Professional Corporation agrees that OptiCare's remedy at law for any breach of the covenants set forth in this Section 10 would be inadequate and agree that in addition to any remedy at law which it may have, OptiCare may be granted temporary and permanent injunctive relief in any proceeding which may be brought to enforce this Section 10, without the necessity of proof of actual damage, and, furthermore, OptiCare may recover all costs and reasonable attorneys' fees incurred as a result of a breach of the covenants set forth in
Section 10(a).

         (c) The Professional Corporation shall include in each Employment Agreement with the Medical Staff a provision which expressly recognizes the right of OptiCare to enforce, in its own name and for its own benefit, the covenants against competition contained therein, and Professional Corporation shall notify OptiCare promptly and in writing of any breach by any past or present member of the Medical Staff of a covenant against competition applicable to such past or present member.

         11.   TERM.

         (a) This Services Agreement shall remain in full force and effect for a term of five (5) years from the date hereof ("Initial Term") and shall automatically renew for successive terms of two years each (each such subsequent two-year term is hereinafter referred to as a "Renewal Term") unless terminated as provided herein.

         (b) Notwithstanding Section 11(a), the facilities usage provided for in Section 4(a) shall be on a month to month basis, and subject to termination by either party effective on the last day of a calendar month following delivery of a written notice of termination received at least thirty (30) days prior to the effective date of the proposed termination. Following such termination, the obligation to pay the portion of the Service Charges allocated to facility usage pursuant to Section 8(a) for subsequent periods shall also terminate; provided that the payment obligation for facility usage Service Charges for all prior periods, and all settlements thereof, shall survive until fully discharged.

         (c) Either OptiCare or the Professional Corporation may elect to terminate this Services Agreement by written notice to the other given not less than one hundred and eighty (180) days and not more than one year prior to the beginning of the next Renewal Term.

         (d) Either OptiCare or the Professional Corporation may terminate this Services Agreement by written notice to the other, upon the failure by the other to perform one or more of its obligations under this Services Agreement, if such failure continues uncorrected for sixty (60) days after receipt of written notice thereof. Such notice shall describe the specific conduct which serves as the basis of the alleged breach.

         (e) Upon termination of this Services Agreement, no party shall have any further liability or obligation to any other hereunder, except for the obligations under Sections 7, 10 and 12 hereof, and except that each party shall remain liable to the other with respect to any liability arising prior to such termination, including, without limitation, liability for the payment of Service Charges accrued through the date of such termination.

         (f) It is the intention of the parties hereto that the service arrangements provided for herein not represent the provisions of new services or functions by a health care facility or institution, as defined in section 19a-l54 of the Connecticut General Statutes, or the unlawful practice of medicine by a corporation, and this Services Agreement shall be construed accordingly, and the parties shall take such reasonable steps, including modification of this Services Agreement (other than the substance of the financial terms hereof) as may be appropriate to implement such intention while preserving the overall relationships contemplated hereby. If at any time OptiCare reasonably concludes after consultation with the Professional Corporation that as constituted, or with modifications, the parties' intention as aforesaid cannot be implemented, then this Services Agreement shall be terminable by OptiCare without further liability on ninety (90) days' written notice to the Professional Corporation, which termination shall render null and void the covenant not to compete contained in Section 10 of this Services Agreement.

         (g) In the event that OptiCare, following termination of this Services Agreement, enters into an arrangement with a new professional corporation or other medical practice entity in substitution for the Professional Corporation, such new professional corporation or medical practice entity shall succeed to the custody of all medical records of the Practice, and Professional Corporation agrees to execute promptly such instruments of assignment and transfer of the records to the new professional corporation or other medical practice entity as OptiCare may reasonably request, subject to the right of the patient to designate to whom his/her medical records should be transferred

         12.   PROPRIETARY INTEREST AND RIGHTS OF OPTICARE.

         (a) The Professional Corporation recognize the proprietary interest of OptiCare in the trade name and trademark "OptiCare" and all other names, trademarks, service marks, policies, procedures, operating manuals, forms, contracts and other information used or employed by the Business. OptiCare hereby consents to the use by the Professional Corporation, during the term of this Services Agreement, of the trade name "OptiCare" in the present form of the name of the Professional Corporation. The Professional Corporation hereby acknowledges that it does not have any interest in or to such trade name or the "OptiCare" trademark, other than the right to use the trade name as expressly stated above, and shall not use the trade name "OptiCare" in publicly disseminated materials without the prior approval of OptiCare. Upon the termination of this Services Agreement, Professional Corporation shall permanently change its name to delete any reference to OptiCare and to any confusingly similar name, and shall provide evidence, reasonably satisfactory to OptiCare, of such change, shall discontinue the use of such trade name, the "OptiCare" trademark, and any other names, trade marks, service marks, policies, procedures, operating manuals, forms, contract or other proprietary information used in the Business, and shall agree to destroy and/or return to OptiCare all copies of documents, forms, operating manuals and other materials displaying such names, trade marks and service marks, or setting forth such policies, procedures or other proprietary information.

         (b) The Professional Corporation acknowledges its confidential relationship with OptiCare and OptiCare's ownership of all information relating to the Business, including without limitation, business methods, business plans, expansion and acquisition plans and strategy, marketing plans, patient and customer information and lists, statistical data and reports, financial information relating to the Business, and all quality assurance and utilization review information (the foregoing collectively referred to as "Confidential Information"). The Professional Corporation acknowledges and agrees that OptiCare is entitled to prevent its competitors from obtaining and utilizing its Confidential Information and that Professional Corporation may be provided access to the same by OptiCare solely to enable Professional Corporation to perform the services provided for in this Services Agreement. The Professional Corporation agrees to hold OptiCare's Confidential Information in strictest confidence and not to disclose it or allow it to be disclosed directly or indirectly to any person or entity (other than persons employed by Professional Corporation who have a need to know such information and who are obligated by written agreement to maintain the confidentiality thereof) without OptiCare's prior written consent.

         13.   RESTRICTIONS ON AUTHORITY OF PROFESSIONAL CORPORATION.

         (a) The Professional Corporation shall not, without the prior written consent of OptiCare, have the authority to:

               (i) adopt any annual or long-term capital or operating budget of the Professional Corporation;

               (ii) enter into any contract or commitment the funds for which are not provided in the operating budget mutually approved by the Professional Corporation and OptiCare;

               (iii) sell, exchange, lease or otherwise dispose of all or substantially all the assets of the Professional Corporation;

               (iv) merge or consolidate the Professional Corporation with or into any other entity;

               (v)    liquidate or dissolve the Professional Corporation; or

               (vi) authorize the filing of any receivership, bankruptcy, insolvency or similar proceeding on behalf of the Professional Corporation.

         (b) The Professional Corporation shall not, without the prior unanimous written consent of all of the holders of its outstanding capital stock, have the authority to:

               (i) authorize the issuance of any capital stock of the Professional Corporation or of any options, warrants or other commitments to issue such capital stock (except as provided in a stockholders' agreement entered into between the Professional Corporation and all of its stockholders in form and substance reasonably acceptable to OptiCare); or

               (ii) amend the Professional Corporation's Certificate of Incorporation or Bylaws.

         14.   GENERAL PROVISIONS.

         (a) No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Services Agreement or to exercise a right or remedy shall constitute a waiver. No waiver of any breach shall affect or alter this Services Agreement, but each and every covenant, condition, agreement and term of this Services Agreement shall continue in full force and effect with respect to any other existing or subsequent breach.

         (b) This Services Agreement, together with the Employment Agreements, constitute the entire agreement between the parties and contains all the agreements between the parties with respect to the subject matter hereof. This Services Agreement supersedes any and all prior agreements among the parties, and all such prior agreements, and any duties and obligations arising thereunder, are hereby rendered null and void.

         (c) The provisions of this Services Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto.

         (d) Neither this Services Agreement nor any right or interest hereunder may be assigned in whole or in part by any party without the prior written consent of the other parties, except that OptiCare may assign its rights or duties under this Services Agreement to a corporation which acquires all or substantially all of the assets of OptiCare, or with which OptiCare merges or consolidates.

         (e) If any provision of this Services Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Services Agreement that can be given effect without the invalid provision. In such event, all parties agree that the court making such determination shall have the power to alter or amend such provision so that it shall be enforceable consistent with the intentions of the parties.

         (f) This Services Agreement shall be construed and enforced under and in accordance with the laws of the State of Connecticut.

         (g) Nothing in this Services Agreement shall be construed as creating or giving rise to any rights in any third parties or any persons other than the parties hereto.

         (h) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, addressed to the party at the following address:

         If to OptiCare:

               OptiCare Eye Health Centers, Inc.
               87 Grandview Avenue
               Waterbury, Connecticut  06708
               Attention:  President

         with a copy to:

               Blue Cross & Blue Shield of Connecticut, Inc.
               370 Bassett Road
               North Haven, Connecticut  06473
               Attention:  General Counsel

         If to Professional Corporation:

               OptiCare P.C.
               87 Grandview Avenue
               Waterbury, Connecticut  06708
               Attention:  President

Any party may change its address for notice purposes by written notice to the other party and such change shall be effective upon receipt. Notices shall be deemed to have been received at the earlier of actual receipt or three (3) days after deposit in the mail, as provided above.

         IN WITNESS WHEREOF, the parties hereto have caused this Services Agreement to be executed, as of the date first above written.

                                          OPTICARE EYE HEALTH CENTERS, INC.

                                          By /s/ Dean Yimoyines
                                             ----------------------------------

                                          Name Dean Yimoyines
                                               --------------------------------

                                          Its President
                                              ---------------------------------


                                          OPTICARE P.C.

                                          By /s/ Dean Yimoyines
                                             ----------------------------------
                                             Dean Yimoyines, President

                                    EXHIBIT A

                                    LOCATIONS

                                                                      A.S.C. or
                                                                      MEDICARE
                            EYE HEALTH            VISION              QUALIFIED
                            (MD & TESTING)        (OD & OPTICAL)     (FACILITY)
                            --------------        --------------     ----------
ANSONIA                     XXXX                  XXXX

CHESHIRE                    XXXX                  XXXX

NAUGATUCK                                         XXXX

NEW HAVEN                   XXXX                  XXXX

NEW MILFORD                 XXXX                  XXXX

NORWALK                     XXXX                  XXXX                  XXXX

SOUTHBURY                   (PENDING)             XXXX

TORRINGTON                  XXXX                  XXXX

WATERBURY                   XXXX                  XXXX                  XXXX

WESTPORT                    XXXX                  XXXX

GREENWICH                   XXXX                  XXXX

RIDGEFIELD                  XXXX                  (PENDING)

BROOKFIELD                  XXXX

PROSPECT                    XXXX

(KLEIN & DELUCA)

WATERBURY                   XXXX

(C.H.C.P.)

LONG WHARF                  XXXX

WALLINGFORD                 XXXX

BRIDGEPORT                  XXXX